SUBORDINATION AGREEMENT (LIGHTING)


        THIS AGREEMENT, made and entered into as of the 18th day of August,1997, by and between CD ENTERTAINMENT LTD., doing business in Virginia as CD ENTERTAINMENT, LTD., L.L.C., and its successors and assigns (hereinafter called "Beneficiary"), COLONIAL DOWNS HOLDINGS, INC., a Virginia corporation, (hereinafter called "Holdings") and COLONIAL DOWNS, L.P., a Virginia limited partnership (hereinafter called "Partnership") and DAVID F. BELKOWITZ and JAMES
W. THEOBALD, either of whom may act (the "Trustees").

                                   WITNESSETH:

        WHEREAS, Holdings has encumbered that certain real estate located in New Kent County, Virginia described in Schedule A attached hereto (the "Property") as security for a loan in the original principal amount of Five Million Five Hundred Thousand Dollars ($5,500,000.00) from Beneficiary to Holdings (the "Deed of Trust");

        WHEREAS, Holdings and the Partnership have pledged their interest in certain lighting equipment installed on the Property and used to illuminate the racetrack surfaces to Citizens & Farmers Bank, pursuant to a UCC-1 financing statement, dated as of the date hereof (the "Lighting Pledge") for a loan in the original principal amount of Nine Hundred Thousand and No/100 Dollars ($900,000.00); and

        WHEREAS, the Partnership, Holdings, and Beneficiary have agreed to the following with respect to their mutual rights and obligations pursuant to the Lighting Pledge and the Deed of Trust.

        NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by each party to the other and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

        1. Beneficiary's interest under the Deed of Trust in and to the collateral described in the Lighting Pledge and all rights of Beneficiary thereunder shall be and are hereby declared subject and subordinate to the Lighting Pledge, the security interest it perfects in such collateral, and its terms, and the term "Lighting Pledge" as used herein, shall automatically include any amendment, supplement, modification, renewal or replacement thereof.

        2. This Agreement and its terms shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including, without limitation, any purchaser at any foreclosure sale.

        3. Beneficiary hereby instructs the Trustees under the Deed of Trust to join in this Subordination Agreement.

        4. The Sole Acting Trustee enters herein for the sole purpose of evidencing the Trustees' consent to the subordination of the Deed of Trust, as set forth herein.

        IN WITNESS WHEREOF, this Agreement has been fully executed on the day and the year first above written.

                                             CD ENTERTAINMENT LTD.

                                             By:     Jacobs Entertainment Ltd.,
                                                     its Manager


                                             By:    /s/ Jeffrey P. Jacobs
                                                    ---------------------------
                                                    Jeffrey P. Jacobs, Manager

                                             COLONIAL DOWNS HOLDINGS, INC., a
                                               Virginia corporation


                                             By:    /s/ Jeffrey P. Jacobs
                                                    ---------------------------
                                                    Jeffrey P. Jacobs, C.E.O.

                                             COLONIAL DOWNS, L.P., a
                                               Virginia limited partnership

                                             By:    STANSLEY RACING CORP.,
                                                    its General Partner


                                             By:    /s/ Jeffrey P. Jacobs
                                                    ---------------------------
                                                    Jeffrey P. Jacobs, C.E.O.


                                                   /s/ David F. Belkowitz
                                                   -----------------------------
                                                   Sole Acting Trustee

STATE OF OHIO
COUNTY OF CUYAHOGA, to-wit:

        The foregoing instrument was acknowledged before me this 18th day of August, 1997 by Jeffrey P. Jacobs, Manager of Jacobs Entertainment Ltd., on behalf of CD Entertainment Ltd., Chief Executive Officer of Colonial Downs Holdings, Inc. and Chief Executive Officer of Stansley Racing Corp.

        My Commission expires:   January 16, 2002

                                                     /s/ Kelly A. Duzer
                                                       ------------------
                                                         Notary Public


COMMONWEALTH OF VIRGINIA,
CITY OF RICHMOND, to-wit:

        The foregoing instrument was acknowledged before me this 20th day of August, 1997 by David F. Belkowitz, Sole Acting Trustee.

        My Commission expires:   10/31/98

                                                     /s/ Deborah L. Tiller
                                                       --------------------
                                                           Notary Public

                                  SCHEDULE "A"


All that certain tract or parcel of land lying and being in Cumberland District, New Kent County, Virginia, containing 345.000 acres, more or less, as depicted on "Plat of a Parcel of Land Lying South of I-64, Cumberland District, New Kent County," dated 3/18/97, made by Resource International, Ltd., signed by Howard
B. Weatherford, III, Land Surveyor, a true copy of which is attached hereto and recorded herewith, and which is incorporated herein by reference for a complete and accurate description of the land conveyed hereby.

Together with a perpetual non-exclusive easement of right of way typically 60 feet in width over, under and across the "60' Ingress/Egress Easement" as depicted on the aforesaid plat for the purposes of ingress from the subject land and State Route 155, as well as the placement of utilities to serve the subject land.

Being the same real estate conveyed to Colonial Downs Holdings, Inc. by Deed from Chesapeake Forest Products Company, dated March 19, 1997, recorded March 20, 1997 in the Clerk's Office of the Circuit Court of New Kent County, Virginia in Deed Book 241 at page 453.